Exhibit 10.21

                    ASSIGNMENT OF INVENTION AND PATENT RIGHTS

Inventor:         Michael G. Harmon and Stephen L. Mills
Serial No.        09/788,054
Filing Date:      February 16, 2001

     For valuable consideration received or to be received, and hereby acknowledged, Michael G. Harmon of 6000 Cortaderia N.E., Albuquerque, New Mexico 87111, and Stephen L. Mills, 212 Richmond S.E., Albuquerque, New Mexico 87106, (hereinafter referred to as "Inventors"), hereby sell, assign and transfer unto Advanced Optics Electronics, Inc., of 8301 Washington N.E., Suite 4, Albuquerque, New Mexico 87113, its successors and assigns (hereinafter referred to as "Assignee"), the entire interest for the United States of America and all foreign countries, including all rights of priority under the international conventions and treaties, in and to a certain invention or improvement known as LED Configuration for Large-Scale Display, and described in an application filed in the United States Patent and Trademark Office on February 16, 2001, as Attorney Docket No. 30737-2-CIP, and given U.S. Patent Application Serial No. 09/788,054, which claims priority of U.S. patent application serial number 09/587,376, filed June 1, 2000, and in all Letters Patent of the United States and all foreign countries which may or shall be granted on said invention, or any parts thereof, or on said application, or on any provisional, utility, divisional, continuing, continuation-in-part, reissue, reexamination or other applications based in whole or in part thereon. And Inventors agree hereafter to execute all applications, amended specifications, deeds or other instruments, and to do all acts necessary or proper in Assignee's sole discretion to secure to Assignee the grant of Letters Patent in the United States and/or in other countries as Assignee may determine in its sole discretion, with specifications and claims in such form as shall be approved by Assignee's counsel, and to vest and confirm in Assignee the legal and equitable title and full use and benefit of all such patents.

     Inventors hereby authorize and request the attorneys of record in said application to insert in this Assignment the filing date and serial number of said application when officially known.

     Inventors further agree with Assignee that this Assignment covers all processes, specifications, procedures, techniques and other knowledge and information now or hereafter known to Inventors which are not in the public domain and which relate to the above-mentioned invention or improvement, its manufacture, uses or embodiments, or other matters (the "Related Know-How"). Inventors agree to disclose or provide all Related Know-How to Assignee when discovered or upon request.

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     Inventors  further  covenant  that  Assignee  will,  upon its  request,  be provided promptly with all pertinent facts and documents relating to said application, said invention and said Letters Patent and legal equivalents in foreign countries as may be known and accessible to Inventors and will testify as to the same in any interference or litigation related thereto and will promptly execute and deliver to Assignee or its legal representative any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue and enforce said application, said invention and said Letters Patent and said equivalents thereof in any foreign country which may be necessary or desirable to carry out the purposes thereof.

     Inventors' rights in the above-mentioned invention or improvement and Related Know-How and any patent application(s) and Letters Patent thereon have not been previously assigned, mortgaged or otherwise encumbered, and Inventors have full right, power and authority to assign all such rights to Assignee hereunder.

     As used herein, the terms "Inventors" and "Assignee" shall include such parties and their heirs, administrators, estates, successors and assigns of every kind.

     Inventors hereby authorize and request the Director of the United States Patent and Trademark Office, and all foreign countries' equivalent officials, to issue such Letters Patent as shall be granted on said application or applications based thereon to Assignee.

     DATED this 15th day of December, 2000.

                                                           /s/ Michael G. Harmon
                                                           Michael G. Harmon

STATE OF NEW MEXICO        )
                           ) ss.
COUNTY OF BERNALILLO       )

     This instrument was acknowledged before me this 15th day of December, 2000,

by                            /s/ Adele L. Williams
                              ---------------------
                                  Notary Public
My commission expires:
4-7-03
-------
SEAL
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